Exhibit 10.1

AMENDMENT AND CONSENT AGREEMENT

This Amendment and Consent Agreement (this “Agreement”) is made as of January 29, 2013, by and among Aegerion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and certain holders of the Company’s outstanding common stock, $0.001 par value per share, issued in connection with the conversion of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A”), and Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B” and together with the Series A, the “Preferred Stock”).

Reference is hereby made to that certain Amended and Restated Investor Rights Agreement dated as of November 9, 2007, by and among the Company and the investors listed on Schedule I attached thereto (the “Investors”), as amended and in effect from time to time (the “Investor Rights Agreement”).

WHEREAS, Section 6.4 of the Investor Rights Agreement provides, among other things, that the Investor Rights Agreement may not be amended or modified, and no provision thereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the Preferred Stock (the “Required Supermajority”); and

WHEREAS, the Company and the Investors representing the Required Supermajority agree that the amendment set forth below.

NOW, THEREFORE, the Company and the undersigned Investors, constituting the Required Supermajority, on behalf of all Investors, hereby consent to the following:

1.	The paragraph below is hereby added to the Investor Rights Agreement as Section 6.16.

“6.16 Termination. Notwithstanding anything to the contrary contained herein, this Investor Rights Agreement shall terminate in its entirety, and be of no further force or effect, on February 1, 2013.”

2.	This Agreement may be executed in two or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile or .pdf signatures.

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

COMPANY:

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Mark Fitzpatrick
Name:	Mark Fitzpatrick
Title:	Chief Financial Officer

INVESTORS:

ADVENT HEALTHCARE AND LIFE SCIENCES III GP LIMITED PARTNERSHIP

By:	AHLS III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Attorney-in-Fact

ADVENT HEALTHCARE AND LIFE SCIENCES III-A LIMITED PARTNERSHIP

By:	AHLS III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Attorney-in-Fact

ADVENT PARTNERS HLS III LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Jason S. Fisherman
Name:	Jason S. Fisherman
Title:	Attorney-in-Fact

[Signature Page to Amendment and Consent Agreement]

INDEX VENTURES III (JERSEY) L.P.
INDEX VENTURES III (DELAWARE) L.P.
INDEX VENTURES III PARALLEL ENTREPRENEUR FUND (JERSEY) L.P.

By:	Index Venture Associates III Limited, General Partner

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Title:	Director

ALTA BIOPHARMA PARTNERS III, L.P.
ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	Alta BioPharma Management III, LLC

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	CFO

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	CFO

[Signature Page to Amendment and Consent Agreement]